UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2020

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

of incorporation)                                            Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Election of Directors

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 18, 2020, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. At that meeting, the following Directors were elected to serve until the annual meeting in January 2021, or until successors are elected and have qualified.

Following each elected Director’s name is the total number of votes cast for that Director:

Bessom, David	599
Blank, Sam	582
Buchaklian, Harry	592
Enns, Rodney	598
Fischer, William	575
Hardesty, Wayne	578
Hearne, Dennis	580
Hughes, Terris	597
Johnson, Marcus	602
King, Karen	650
Nelson, Garry	579
Nunlist, Ronald	579
Pappi, Jr., George	583
Plumley, Dwight	744
Roberts, Jerry	636
Skaggs, Brian	587
Willems, Gary	605
Williams, Jack	610

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Further, the following additional matters were voted upon at the meeting, and the number of affirmative votes and negative votes cast with respect to each such matter is set forth below:

Proposal to approve the selection of Brown Armstrong Accountancy Corporation to serve as independent certified public accounts for the Company for Fiscal Year 2019 – 2020:

Affirmative Votes	605
Negative Votes	6
Abstentions	17

Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officer:

Affirmative Votes	529
Negative Votes	38
Abstentions	68

OTHER INFORMATION

The annual meeting of the shareholders of Pismo Coast Village, Inc. was held January 18, 2020, at 9:00 a.m. at the South County Regional Center, 800 West Branch Street, Arroyo Grande, California 93420. Following that meeting, the newly elected Board held a reorganizational meeting at which the following officers were elected to serve until the next Annual Shareholders’ Meeting:

President	Terris Hughes
Executive Vice President	Garry Nelson
Vice President – Finance/Chief Financial Officer	Wayne Hardesty
Vice President – Operations	Rodney Enns
Vice President – Secretary	George Pappi, Jr.
Assistant Corporate Secretary	Jay Jamison

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date:    January 21, 2020                                                  /s/ JAY JAMISON

                                                                                  Jay Jamison

                                                                                          Chief Executive Officer, General Manager and

                                                                                          Assistant Corporate Secretary

                                                                                          (principal executive officer)

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